Exhibit 10.77

AMENDMENT NO. 6

TO THE

SAN DIEGO GAS & ELECTRIC COMPANY

NUCLEAR FACILITIES NON-QUALIFIED CPUC DECOMMISSIONING

MASTER TRUST AGREEMENT

FOR

SAN ONOFRE NUCLEAR GENERATING STATIONS

This Amendment No. 6 made this _______ day of ____________, 2011, by and between San Diego Gas & Electric Company (“Company”) and The Bank of New York Mellon, a New York state bank, successor by operation of law to Mellon Bank, N.A (“Trustee”).

WHEREAS, pursuant to Section 2.10 of the Nuclear Facilities Non-Qualified Decommissioning Master Trust for San Onofre Nuclear Generating Stations dated as of June 29, 1992, as amended (“Agreement”) between the Company and the Trustee, the parties specifically reserve the right to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows:

1.

Section 2.03 of the Agreement is hereby amended by adding the following language to the end thereof:

“Notwithstanding the preceding sentence or anything else in this Master Trust to the contrary, monies or securities can be transferred from the Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust for the San Onofre Nuclear Generating Stations to the extent permitted by Section 468A of the Code and directed by the Company upon a presentation of a certificate substantially in the form of Exhibit E.  The Trustee shall be fully protected in relying upon such certificate.”

2.

Each Party hereby represents and warrants to the others that it has full authority to enter into this Amendment No. 6 upon the terms and conditions hereof and that the individual executing this Amendment No. 6 on its behalf has the requisite authority to bind that Party.

[Signatures to follow]

IN WITNESS WHEREOF, the Company, the Trustee, and the California Public Utilities Commission have set their hands and seals in agreement to these amendments effective as provided above.

SAN DIEGO GAS & ELECTRIC COMPANY

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

THE BANK OF NEW YORK MELLON

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

CALIFORNIA PUBLIC UTILITIES COMMISSION

By:

________________________________________

Date:

________________________________________

Attest:

________________________________________

Exhibit E

CERTIFICATE FOR TRANSFER  FROM THE NON-QUALIFIED FUND
TO THEQUALIFIED FUND

The Bank of New York Mellon, as Trustee
[Address]

This Certificate is submitted pursuant to Section 2.03 of the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, dated __________.  All capitalized terms used in this Certificate and not otherwise defined herein shall have the meanings assigned to such terms in the Master Trust.  In your capacity as Trustee, you are hereby authorized and instructed as follows (complete one):

To pay $______________ in cash and the securities identified on the schedule attached hereto from the [Unit name’s] nonqualified fund to that Unit’s qualified fund; or

With respect to such payment, the undersigned, being an Authorized Representative of San Diego Gas & Electric Company (“Company”), a California corporation, and, in such capacity, being authorized and empowered to execute and deliver this certificate, hereby certifies to the Trustee of the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust for San Onofre Nuclear Generating Stations, pursuant to Section 2.03 of the Master Trust, as follows:

1.

Any amount stated herein to be paid from the San Diego Gas & Electric Company Nuclear Facilities Non-Qualified CPUC Decommissioning Master Trust to the San Diego Gas & Electric Company Nuclear Facilities Qualified CPUC Decommissioning Master Trust is in accordance with the rules of section 468A of the Code and the regulations thereunder.

 [Signature to follow]

IN WITNESS WHEREOF, the undersigned have executed this Certificate in the capacity as shown below as of _______________, ________.

By: _____________________________________
     Authorized Representative